UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226

_________________
(Address of principal executive offices)    (zip code)

(248) 371-5000

___________________________________________________________________
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 2.02 and 7.01 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Press Release dated July 20, 2005
Earnings Presentation Slides

ITEMS 2.02 and 7.01	RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

The registrant today released its earnings for the quarter ended June 30, 2005. A copy of the press release and the presentation slides which will be discussed in the registrant’s webcast earnings call are attached hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

99.1	Press Release dated July 20, 2005

99.2	Earnings Presentation Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom

	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance,
Regulatory Relations and Legal Affairs,
and Secretary

July 20, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 20, 2005

99.2	Earnings Presentation Slides